Earnings Per Common Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Earnings Per Common Share	EARNINGS PER COMMON SHARE
Basic earnings per common share (EPS) is calculated by dividing net income attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding.
Diluted EPS is calculated by dividing net income attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding adjusted for the effects of potentially dilutive stock-based compensation plans, including the share grant plans and the LTIP, which are calculated using the treasury stock method.

Year ended December 31	2022	2021

Net income attributable to common shareholders (millions of dollars)	1,050	965

Weighted-average number of shares
Basic	598,616,561	598,080,111
Effect of dilutive stock-based compensation plans	1,971,291	2,278,030
Diluted	600,587,852	600,358,141

EPS
Basic	$1.75	$1.61
Diluted	$1.75	$1.61